                             SCHEDULE 14A
                            (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 WIRELESS TELECOM GROUP, INC.
 .......................................................................
        (Name of Registrant as Specified in Its Charter)


 ........................................................................
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     .................................................................

     (2) Aggregate number of securities to which transaction applies:


     ..................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ...................................................................

     (4) Proposed maximum aggregate value of transaction:


     ...................................................................

     (5)  Total fee paid:


     ...................................................................

[ ]  Fee paid previously with preliminary materials.


     ...................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:


     ..................................................................

     (2) Form, Schedule or Registration Statement no.:


     ..................................................................

     (3) Filing Party:


     .................................................................

     (4) Date Filed:


     ................................................................

                          WIRELESS TELECOM GROUP, INC.
                             EAST 64 MIDLAND AVENUE
                           PARAMUS, NEW JERSEY 07652
                                 (201) 261-8797

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, AUGUST 25, 2000

To the Stockholders of
WIRELESS TELECOM GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Wireless Telecom Group, Inc., a New Jersey corporation (the 'Company'), will be held at the Radisson Inn, 601 From Road, Paramus, New Jersey 07652, on Friday, August 25, 2000, at 10:00 a.m., local time (the 'Meeting'), for the following purposes:

    1. To elect each Edward Garcia, John Wilchek, Demir Richard Eden, Franklin
       H. Blecher and Henry L. Bachman as a member of the Company's Board of Directors, for a term of one year or until their respective successors are elected and qualified; and

    2. To amend the Company's certificate of incorporation (the 'Certificate of Incorporation') to increase the number of shares of common stock authorized for issuance by the Company from 30 million to 75 million; and

    3. To approve the Company's 2000 Stock Option Plan under which the Company's compensation committee of the Board of Directors may grant incentive stock options and nonqualified stock options to purchase up to 1,500,000 shares of Common Stock, $.01 par value per shares (the 'Common Stock') of the Company to employees, officers, directors, consultants and advisors; and

    4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The close of business on Monday, July 10, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

    All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to: Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                          By Order of the Board of Directors,

                                          REED E. DUBOW
                                          Secretary

    Dated: July 21, 2000

                          WIRELESS TELECOM GROUP, INC.
                             EAST 64 MIDLAND AVENUE
                           PARAMUS, NEW JERSEY 07652
                                 (201) 261-8797
                              -------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            FRIDAY, AUGUST 25, 2000

                              -------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Wireless Telecom Group, Inc., a New Jersey corporation (the 'Company'), of proxies in the enclosed form for the Annual Meeting of Stockholders to be held at the Radisson Inn, 601 From Road, Paramus, New Jersey 07652, on Friday, August 25, 2000, at 10:00 a.m., local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders (the 'Meeting'). The persons named in the enclosed proxy form will vote the shares of the Company's common stock, par value $.01 per share (the 'Common Stock'), for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted 'FOR' Proposals 1 through 3 set forth herein and, in their best judgment, will be voted on any other matters as may come before the Meeting. Any stockholder giving a proxy has the power to revoke such proxy at any time before it is voted by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to:
Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652. A return envelope which requires no postage if mailed in the United States is enclosed herewith for your convenience.


    The principal executive offices of the Company are located at East 64 Midland Avenue, Paramus, New Jersey 07652. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is July 21, 2000 (the 'Mailing Date').


                               VOTING SECURITIES

    Only holders of shares of the Company's Common Stock of record at the close of business on July 10, 2000 (the 'Record Date') are entitled to vote at the Meeting. On the Record Date, there were 17,252,007 shares of Common Stock outstanding and entitled to vote. Each outstanding share of Common Stock is entitled to one (1) vote on all matters to be acted upon at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, (i) a plurality vote of the shares of Common Stock present (either in person or by proxy) at the Meeting and entitled to vote is required for the election of the director nominees, and (ii) the vote of a majority of the votes cast by holders of Common Stock entitled to vote is required for the amendment of the Company's Certificate of Incorporation and approval and adoption of the 2000 Stock Option Plan. Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against a matter presented at the Meeting. Any shares of Common Stock held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable American Stock Exchange rules, will be considered shares of Common Stock not entitled to vote and will therefore not be considered in the tabulation of the votes. Proxy ballots are received and tabulated by the Company's transfer agent and certified by the inspector of election.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    At the Meeting, stockholders will be requested to vote for five (5) Director nominees to serve on the Company's Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. The accompanying form of proxy will be voted 'FOR' the election of the five nominees named below as directors, unless the voting stockholder indicates otherwise on such proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted FOR the election of such person or persons as shall be designated by the directors.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

    The current directors and executive officers of the Company are as follows:

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
Edward J. Garcia(1)(2)(3)(5)..............  35    Chairman of the Board, Chief Executive
                                                    Officer and President
Demir Richard Eden(3)(5)..................  60    Acting Chief Financial Officer and
                                                  Director
Henry L. Bachman(4)(5)....................  70    Director
John Wilchek(1)(4)(5).....................  59    Director
Franklin H. Blecher(4)(5).................  71    Director

---------

(1) Member of Stock Option Committee

(2) Trustee for Profit Sharing Plan

(3) Member of Compensation Committee

(4) Member of Audit Committee

(5) Director Nominee

        Edward J. Garcia, a director nominee, has served as Chairman of the Board, Chief Executive Officer and President of the Company since January 1999. Prior to becoming Chairman of the Board, Chief Executive Officer and President, Mr. Garcia had served as Vice President of Operations since October 1995 and Executive Vice President and Chief Operating Officer since August 1996. Mr. Garcia joined the Company in 1990 and has served in various positions, including sales manager and Chief Engineer.

        Demir Richard Eden, a director nominee, became a director of the Company in May 1993 and has been serving as the Company's Acting Chief Financial Officer since January 1999. Mr. Eden served as President of the Company from October 1998 to January 1999. Mr. Eden has also served as President, CEO and the Chairman of Intra Computer, Inc., a manufacturing and engineering consulting company, since its founding in 1979. Mr. Eden has a Master of Science degree in

    Electronics and Business Administration from Istanbul Technical University as well as an MS in Computer Science from New York Polytechnic University.

        Henry L. Bachman, a director nominee, became a director of the Company in January 1999 and has a 48-year career in the electronics industry. From 1951 to 1996, Mr. Bachman served as Vice President of Hazeltine, a subsidiary of Marconi Aerospace Systems Inc., Advanced Systems Division, on a full-time basis and currently provides consulting services to them on a part-time basis. Mr. Bachman was President of The Institute of Electrical and Electronics Engineers (IEEE). Mr. Bachman has a Bachelor's degree and MS degree from Polytechnic University as well as completed the Advanced Management Program at Harvard Sloan School of Management.

        John Wilchek, a director nominee, became a director of the Company in May 1993. He was the founder, President, CEO and Chairman of Zenith Knitting Mills until his retirement in 1991.

        Franklin H. Blecher, Ph.D., a director nominee, became a director of the Company in November 1994. In a distinguished thirty-seven year career with AT&T Bell Laboratories, Dr. Blecher held several significant positions, including Executive Director of the Technical Information Systems Division from 1987 to 1989 and Executive Director of the Integrated Circuit Design Division from 1982 to 1987 and has previously served as a Director of the Mobile Communications Laboratory. Dr. Blecher has made significant contributions in the area of transistor design for computer applications. He has also developed widely used telephone and cellular transmission systems. His laboratory's work in the cellular field was used by the FCC to establish standards for commercial cellular systems. Dr. Blecher received his Ph.D. from New York Polytechnic University where he is presently a member of the Corporate Board and is Past Chairman of the Engineering Foundation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the 'Commission') initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors and greater than 10% beneficial owners are required by regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons with the Commission.

    Based solely upon the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that the Company's executive officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements.

MEETINGS OF THE BOARD

    During the fiscal year ended December 31, 1999, there were four (4) formal meetings of the Company's Board of Directors, several actions by unanimous consent and several informal meetings. The Board of Directors has a Stock Option Committee, an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 1999, there were four (4) formal meetings of the Stock Option Committee, one (1) formal meeting of the Audit Committee and one (1) formal meeting of the Compensation Committee. Each director of the Company attended all meetings of the Board of Directors and Committees of which he was a member during the fiscal year ended December 31, 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Stock Option Committee serves at the pleasure of the Board of Directors, and is authorized to administer the Company's stock option plans, including granting, repricing and canceling incentive stock options and non-qualified stock options authorized for grant thereunder, determining optionees and the terms of options granted to such optionees. The members of the Stock Option Committee are Messrs. Edward J. Garcia and John Wilchek. See 'Incentive Stock Option Plan.'

    The Audit Committee serves at the pleasure of the Board of Directors, and is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The members of the Audit Committee are Messrs. Henry L. Bachman, Franklin H. Blecher and John Wilchek.

    The Compensation Committee serves at the pleasure of the Board of Directors, and is authorized to establish salaries, incentives and other forms of compensation for officers, directors and certain key employees and consultants, administer the Company's various incentive compensation and benefit plans and recommend policies relating to such plans. The members of the Compensation Committee are Messrs. Edward J. Garcia and Demir Richard Eden.

    The Company does not have a formal Nominating Committee or Executive Committee of the Board of Directors. Non-employee directors receive an attendance fee of $2,000 per meeting.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE 'FOR' THE ELECTION OF THE ABOVE NAMED FIVE NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the annual and long-term compensation for the Company's Chief Executive Officer and its most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 1999 (each, a 'Named Executive Officer').

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                 ANNUAL COMPENSATION            AWARDS
                                            ------------------------------   ------------      ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS      OTHER       OPTIONS      COMPENSATION(1)
    ---------------------------      ----    ------     -----      -----       -------      ---------------
Edward J. Garcia ..................  1999   $152,650   $100,000(3)   --         80,000          $8,081
  Chairman of the Board, CEO         1998   $128,376      --         --         75,000          $7,947
  and President(2)                   1997   $125,185   $ 20,000      --         25,000          $7,802

                                                        (footnotes on next page)

(footnotes from previous page)

(1) Includes the total estimated value for the use of an automobile of $1,645, $1,470 and $1,420 for fiscal years ended December 31, 1999, 1998 and 1997, respectively, for Mr. Garcia. Also includes the total premiums paid on split-dollar life insurance for Mr. Garcia and the matching contribution to the Wireless Telecom Group 401(k) Profit Sharing Plan.

(2) Mr. Garcia currently serves as the Company's Chief Executive Officer, Chairman of the Board and President and has done so since January 1999. From August 1996 to January 1999 Mr. Garcia served as the Company's Vice President and since August 1996 as Chief Operating Officer.

(3) Granted to Mr. Garcia in recognition of the successful sale of the Company's wireless test equipment business.

                       OPTION GRANTS IN FISCAL YEAR 1999

                                               INDIVIDUAL GRANTS
                             ------------------------------------------------------    POTENTIAL REALIZABLE
                                            PERCENT OF                                   VALUE AT ASSUMED
                              NUMBER OF    TOTAL OPTIONS                               ANNUAL RATES OF STOCK
                             SECURITIES     GRANTED TO                                PRICE APPRECIATION FOR
                             UNDERLYING    EMPLOYEES IN    EXERCISE OF                      OPTION TERM
                             OPTION/SARS    FISCAL YEAR    BASE PRICE    EXPIRATION   -----------------------
           NAME              GRANTED (#)       1999          ($/SH)         DATE        5% ($)      10% ($)
           ----              -----------       ----          ------         ----        ------      -------
Edward J. Garcia ..........     80,000         24.4%          $1.69       4/15/09      $ 84,901     $215,155
  Chairman of the Board,
  CEO and President

                       AGGREGATE OPTION EXERCISES IN THE
                 YEAR ENDED DECEMBER 31, 1999 AND OPTION VALUES

                                                   NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                            SHARES                        OPTIONS                IN-THE-MONEY OPTIONS AT
                           ACQUIRED                 AT FISCAL YEAR END              FISCAL YEAR END(1)
                              ON      VALUE    -----------------------------   ----------------------------
          NAME             EXERCISE  REALIZED  EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
          ----             --------  --------  -----------    -------------    -----------   -------------
Edward J. Garcia ........     --        --        72,000         148,000             $8,438        $153,750
  Chairman, CEO and
  President

---------

(1) Based upon the closing market price of the Company's Common Stock ($3.188 per share) on December 31, 1999.

EMPLOYMENT AGREEMENT

    Edward Garcia has entered into an employment agreement effective August 1, 1999 with Wireless. Mr. Garcia is currently compensated at a base annual salary of $150,000. Mr. Garcia will also receive an annual bonus, the amount of which shall be determined by the Board of Directors in their discretion. The employment agreement provides that, in the event of termination of Mr. Garcia for good reason, without cause, or in the case of Mr. Garcia's non-renewal, as such terms are defined therein, Mr. Garcia shall be entitled to receive: (a) a lump sum in an amount equal to three (3) years of his base annual salary;
(b) benefits coverage for him and his dependents, at the same level and at the same charges as immediately prior to his termination, for a period of three (3) years following his termination from

Wireless; (c) all accrued obligations, as defined therein; (d) with respect to each incentive pay plan (other than stock options or other equity plans) of Wireless in which Mr. Garcia participated at the time of termination, an amount equal to the amount that would have been earned if he had continued employment for three (3) additional years; and (e) with respect to stock options and other equity plans in which Mr. Garcia participated at the time of termination, any stock options or restricted stock that would vest or become non-forfeitable in the five (5) years after termination. If Mr. Garcia is terminated by reason of disability, he shall be entitled to receive, for three (3) years after such termination, his base annual salary less any amounts received under a long term disability plan. If he is terminated by reason of his death, his legal representatives shall receive the balance of any remuneration due him. The term of the employment agreement is three (3) years from the date of execution with a renewal period of two (2) years, such renewal to occur automatically unless either Wireless or Mr. Garcia terminates the employment agreement upon six (6) months written notice.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Messrs. Edward J. Garcia and Demir Richard Eden. Mr. Garcia has served as Chairman of the Board, Chief Executive Officer and President of the Company since January 1999. Prior to becoming Chairman of the Board, Chief Executive Officer and President, Mr. Garcia had served as Vice President of Operations since October 1995 and Executive Vice President and Chief Operating Officer since August 1996. Mr. Eden served as President of the Company from October 1998 to January 1999 and has been Acting Chief Financial Officer of the Company since May 1999. See 'Directors and Executive Officers of the Registrant.'

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company strives to apply a uniform philosophy regarding compensation for all of its employees, including the members of its senior management. This philosophy is based upon the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place.

    The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward executive officers who contribute to the long-term success of the Company. The Company attempts to pay its executive officers competitively in order that it will be able to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

    Mr. Edward J. Garcia has served as the Company's Chief Executive Officer, President and Chairman of the Board of Directors since January 1999. In the fiscal year ended December 31, 1999, Mr. Garcia received $152,650 in salary, $100,000 in bonuses, options to purchase 80,000 shares of the Company's Common Stock and $8,081 in other compensation. Mr. Garcia's compensation for the 1999 fiscal year was based on his qualitative managerial efforts and business ingenuity, including his efforts and activities associated with negotiating the sale of the Company's test equipment assets which was sold pursuant to an asset purchase agreement, dated January 7, 1999, and consummated on March 11, 1999. See 'Executive Compensation.'

The Compensation Committee
Messrs. Edward J. Garcia and Demir Richard Eden

                               PERFORMANCE GRAPH

    The graph below presents the cumulative total returns for the Company's Common Stock (WTT) compared with (i) the American Stock Exchange Market Value Index and (ii) a peer group index of 43 companies selected on an industry basis. The graph assumes that the value of the investment in the Company's Common Stock, the American Stock Exchange Market Value Index and the peer group index each was $100 on December 30, 1994 and that all dividends were reinvested. All of the indices include only companies whose common stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, for at least the time frame set forth in the graph.

    The total shareholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG WIRELESS TELECOM GROUP, INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                              [PERFORMANCE GRAPH]

                   ASSUMES $100 INVESTED ON DECEMBER 30, 1994
        ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DECEMBER 31, 1999

                                                                 FISCAL YEAR ENDING
                               DECEMBER 30,   DECEMBER 29,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                 1994           1995           1996           1997           1998           1999
Wireless Telecom Group,
  Inc. ......................      $100           $230           $286           $179           $ 54           $ 92
SIC Code Index...............      $100           $130           $156           $162           $176           $279
AMEX Market Index............      $100           $129           $136           $163           $161           $201

                           401(k) PROFIT SHARING PLAN

    The Company's 401(k) Profit Sharing Plan (the 'PSP') is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the 'Code'). The effective date of the PSP is January 1, 1991. This plan is administered under a Trust of which Mr. Edward J. Garcia, the Company's Chief Executive Officer, President and Chairman of the Board, is the Trustee. All employees of the Company, who are 21 years or older, including its executive officers, are eligible to participate in the PSP after six months of employment with the Company.

    Under the PSP, participating employees have the right to elect that their contributions to this plan be made from reductions from the compensation owed to them by the Company, up to 15% of their compensation per annum not to exceed $10,000 for 1999. In addition, the Company, at its discretion, can make contributions to this plan of up to 6% of the participant's annual compensation that will be allocated among them. Participating employees are entitled to full distribution of their share of the Company's contribution under this plan upon their death, total disability or when they reach retirement age (i.e., 65 years of age). If their employment is terminated earlier, their share of the Company's contributions will depend upon their number of years of employment with the Company.

    All participating employees have the right to receive 100% of their own contributions to the PSP upon any termination of employment. Apart from the Company's and employees' contributions, they may receive investment earnings relating to the funds in their account under this plan.

    Benefits under the PSP are payable to eligible employees in a single lump sum or in installments upon termination of their employment, although in-service withdrawals are permitted under certain circumstances. If more than 60% of its contributions are allocated to key employees, the Company will be compelled to contribute 3% of their annual compensation to each participating non-key employee's account for that year. If the Company terminates this plan, participating employees are entitled to 100% of the Company's contributions credited to their accounts. Contributions to the plan for Fiscal 1999 and Fiscal 1998 aggregated $30,191 and $47,544, respectively.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the Company's Common Stock owned as of the Record Date by (i) each person who is known by the Company to beneficially own more than 5% of its outstanding Common Stock,
(ii) each director and Named Executive Officer, and (iii) all officers and directors as a group without naming them. Except as otherwise set forth below, the address of each such person is c/o Wireless Telecom Group, Inc., E. 64 Midland Avenue, Paramus, New Jersey, 07652.

                                                               AMOUNT AND NATURE OF     PERCENTAGE
                    NAMES AND ADDRESSES                       BENEFICIAL OWNERSHIP(1)    OWNED(2)
                    -------------------                       -----------------------    --------
Edward J. Garcia(3).........................................           157,000            *
Demir Richard Eden .........................................            45,000            *
  120-10 Audley Street
  Kew Gardens, NY(4)
John Wilchek ...............................................            32,000            *
  211 Mohican Lane
  Franklin Lakes, NJ(5)
Franklin H. Blecher ........................................            21,500            *
  6039 Collins Ave.
  Miami Beach, FL(6)
Henry Bachman ..............................................            17,000            *
  5 Brandy Road
  Cold Spring Harbor, NY(7)
All officers and directors as a group (5 persons)(8)........           272,500             1.6%
FMR Corp.  .................................................         1,606,500             9.3%
  82 Devonshire Street
  Boston, MA 02109(9)

---------

*  Less than one percent.

(1) Except as otherwise set forth in the footnotes below, all shares are beneficially owned, and the sole voting and investment power is held by the persons named.

(2) Based upon 17,252,007 shares of Common Stock outstanding as of the Record Date.

(3) Ownership consists of 50,000 shares of Common Stock and 107,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes an aggregate of 213,000 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of the Record Date.

(4) Ownership consists of 25,000 shares of Common Stock and 20,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 80,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

(5) Ownership consists of 12,000 shares of Common Stock and 20,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 80,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

(6) Ownership consists of 6,500 shares of Common Stock and 15,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 80,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(7) Ownership includes 1,000 shares of Common Stock and 16,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 64,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

(8) Consists of 94,500 shares of the Company's Common Stock and 178,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 517,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

(9) Based on information set forth in Schedule 13-G/A, dated February 14, 2000, filed with the Commission on February 14, 2000.

DIRECTOR COMPENSATION

    Director Fees. Directors who are not employees of the Company are compensated for their services according to a standard arrangement authorized by a resolution of the Board of Directors. Such directors are paid an annual retainer of $2,000 for each meeting of the Board of Directors attended by such director.

DIRECTOR AND OFFICER LIABILITY

    New Jersey's Business Corporation Act permits New Jersey corporations to include in their certificates of incorporation a provision eliminating or limiting the personal liability of directors and officers of the corporation for damages arising from certain breaches of fiduciary duty. The Company's Certificate of Incorporation includes a provision eliminating the personal liability of directors and officers to the Company and its stockholders for damages to the maximum extent permitted by New Jersey law, including exculpation for acts of omissions in violation of directors' and officers' fiduciary duties of care. Under current New Jersey law, liability is not eliminated in the case of a breach of a director's or officer's duty of loyalty (i.e., the duty to refrain from transactions involving improper conflicts of interest) to the Company or its stockholders, the failure to act in good faith, the knowing violation of law or the obtainment of an improper personal benefit. The Company's Certificate of Incorporation does not have an effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances. The Company also has in effect under a policy effective January 19, 2000, and expiring on January 19, 2001, insurance covering all of its directors and officers against certain liabilities and reimbursing the Company for obligations for which it occurs as a result of its indemnification of such directors, officers and employees.

INCENTIVE STOCK OPTION PLAN

    Under the Company's Incentive Stock Option Plan (the 'Plan') options to purchase a maximum of 1,750,000 shares of Common Stock of the Company may be granted to officers and other key employees of the Company. Options granted under the Plan are intended to qualify as incentive stock options as defined in the Code. See 'Proposal 3 -- To Approve the Company's 2000 Stock Option Plan.'

    The Plan is administered by the Stock Option Committee which is composed of two members of the Board up for election at the Meeting, Mr. Edward J. Garcia, the Company's President, Chairman of the Board and Chief Executive Officer; and Mr. Wilchek, a director. The purpose of the Plan is to ensure the retention of existing personnel and key employees, to attract experienced and competent individuals to the Company, to encourage proprietary interest in the Company, and to provide additional incentive by permitting such individuals to participate in the ownership of the Company. The criteria the Stock Option Committee uses in granting options pursuant to the Plan is consistent with these purposes.

    Options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. The aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year may not exceed $100,000.

    Options granted under the Plan to officers or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 30 days of the date of termination of the employment relationship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within three (3) months of the date of termination of the employment relationship. Upon the exercise of an option, payment may be made by cash or by any other means that the Stock Option Committee determines. No option may be granted under the Plan after February 19, 2005 on which date the Plan will expire. Options may be granted only to such employees and officers of the Company as the Stock Option Committee shall select from time to time in its sole discretion, provided that only employees of the Company shall be eligible to receive incentive options.

    The Stock Option Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and such other factors deemed relevant in accomplishing the purpose of the Plan.

    Under the Plan, the optionee has none of the rights of a shareholder with respect to the shares issuable upon the exercise of the option until such shares shall be issued upon such exercise. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Plan. During the lifetime of the optionee, an option shall be exercisable only by the optionee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of decent and distribution.

    The Board of Directors may amend or terminate the Plan except that shareholder approval is required to effect a change so as to increase the aggregate number of shares that may be issued under the Plan (unless adjusted to reflect such changes as a result of a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify the requirements as to eligibility to receive options, to increase materially the benefits accruing to participants or as otherwise may be required by Rule 16b-3,
Section 422 or Section 162(m) of the Code. No action taken by the Board may materially and adversely affect any outstanding option grant without the consent of the optionee.

FEDERAL TAX CONSEQUENCES

    Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of incentive options if granted under the terms set forth in the Plan. Incentive option holders incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's 'alternative minimum tax' liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

    If the holder of shares acquired through exercise of an incentive option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a 'Disqualifying Disposition'), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

    At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an incentive option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period.

    The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

                                   PROPOSAL 2
     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Company's Certificate of Incorporation currently authorizes the issuance of up to 32 million shares of capital stock of which 30 million shares are designated common stock and 2 million shares are designated preferred stock. In June 2000, the board approved an amendment to the Certificate of Incorporation, pursuant to which, subject to approval by the stockholders at the meeting, the number of shares of Common Stock authorized for issuance by the Company thereunder will be increased.

    As of July 10, 2000, the Company had issued and outstanding approximately 17,840,907 shares of Common Stock.

    The Board of Directors would like to increase the number of authorized shares of Common Stock to provide the Company with flexibility to issue its shares in connection with possible future actions, such as stock splits, stock dividends, financing, corporate mergers, acquisitions, use in employee benefit plans or other corporate purposes. As of the date of this proxy statement, the Company has no agreements or commitments with respect to the sale or issuance of such additional shares of Common Stock. The availability of additional authorized shares would allow the Company to accomplish the

Company's business and financial objectives in the future without stockholder approval, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any stock exchange or other system on which the Company's securities may then be listed. In addition to the more traditional uses described above, the Company could issue shares of its Common Stock as a defense against efforts to obtain control of the Company. The Board of Directors does not intend or view the increase in authorized shares of Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSAL 2 TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AS SET FORTH IN ANNEX A TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY THE COMPANY FROM 30 MILLION TO 75 MILLION.


                                   PROPOSAL 3
                TO APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN


    The Company maintains the 1991 and 1995 Stock Option Plans. The Board of Directors believe that the availability of stock incentives is an important factor in the Company's ability to not only attract and maintain key employees, directors, officers and consultants but also to give them an added incentive to exert their best efforts on behalf of the Company. As of the Record Date, 195,200 and 412,060 options to purchase shares of the Company's Common Stock remained available for grant under the Company's 1991 and 1995 Stock Option Plans, respectively. The Board of Directors believe that additional shares are needed to provide option grants to key persons during the next two to three years. Accordingly, the Board of Directors adopted the Company's 2000 Stock Option Plan attached hereto as Annex B (the '2000 Plan'), subject to stockholder approval, and reserved 1,500,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options granted under such 2000 Plan.


DESCRIPTION OF THE 2000 PLAN

    At the Annual Meeting, the stockholders entitled to vote will be asked to approve the 2000 Plan, as adopted by the Board of Directors. The 2000 Plan will provide for the grant of ISOs and NQSOs in compliance with the Code to employees (approximately 30 as of the Record Date), officers (2 as of the Record Date) and directors (5 as of the Record Date) and consultants and advisors (approximately 2 as of the Record Date) of the Company who are expected to contribute to the Company's future growth and success. As of the date of this Proxy Statement, of the 1,500,000 shares of Common Stock to be reserved for issuance upon the exercise of options under the 2000 Plan, no options to purchase shares of the Company's common stock have been granted.

    The 2000 Plan shall provide that options granted under such plan at the discretion of the Committee may become exercisable in such number of cumulative installments as the Committee may establish, provided, however, no option may be exercisable until at least six months and one day from the date of grant. However, in the case of ISOs, the exercise price shall be no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of stockholders owning more than 10% of the Company's voting securities), and shall expire no later than the tenth (10th) anniversary of the date of grant (the fifth (5th) anniversary in the case of stockholders owning more than 10% of the Company's voting securities). Generally, ISOs, to the extent such options are vested, may be exercised within a period of (i) ninety (90) days in the event an optionee ceases to be an employee of the Company, (ii) three (3) months if the optionee dies while in the employ of the Company and (iii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Generally, NQSOs, to the extent such options are vested, will expire immediately upon the termination of the optionee's employment with the Company; provided, however, such termination is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or not-disclosure agreement. Notwithstanding, an NQSO, to the extent such options are vested, will be exercisable within a period of (i) three (3) months if the optionee dies while in the employ of the Company and (ii) one (1) year if the optionee becomes disabled within the meaning of
Section 22(e)(3) of the Code. Pursuant to the 2000 Plan and in compliance with the Code, to the extent that the aggregate fair market value, determined by the date or dates of grant, for which ISOs are first exercisable by an optionee during any calendar year exceeds $100,000, such options shall be treated as NQSOs.

CERTAIN FEDERAL TAX INFORMATION

    The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2000 Plan and with respect to the shares of Common Stock of the Company issuable upon the exercise thereof.

ISOS

    In general, an optionee will not recognize regular income upon the grant or exercise of an ISO. The basis of shares transferred to an optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. Notwithstanding, the exercise of an ISO may subject the optionee to the alternative minimum tax.

    In general, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for at least (i) two (2) years from the date the option was granted (the 'Grant Date') and (ii) one (1) year from the date the option was exercised (the 'Exercise Date').

    However, an optionee will recognize ordinary compensation income and capital gain (if the sale price is greater than exercise price) or loss (if the sale price is less than the exercise price), if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having had owned it for less than
(i) two (2) years from the Grant Date and (ii) one (1) year from the Exercise Date. The capital gain or loss will be treated as long-term capital gain or loss if the optionee has held the Common Stock for more than one (1) year prior to the date of sale.

NQSOS

    As in the case of ISOs, an optionee will recognize no income tax upon the grant of an NQSO. Unlike an ISO, however, an optionee exercising an NQSO will recognize ordinary income tax equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

    With respect to the Common Stock issuable upon the exercise of an NQSO, a optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an NQSO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one (1) year.

TAX CONSEQUENCES TO THE COMPANY

    The grant of ISOs and NQSOs under the 2000 Plan will have no tax consequences to the Company. Furthermore, in the case of ISOs, the Company will not experience any tax consequences relating to the exercise of ISOs granted under the 2000 Plan nor the exercise thereof. Notwithstanding, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a Disqualifying Disposition or a
Section 83(b) Election, upon the exercise of an NQSO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSAL 3 ADOPTING THE COMPANY'S 2000 PLAN AS SET FORTH IN ANNEX B TO GRANT UP TO AN AGGREGATE OF 1,500,000 INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK TO KEY EMPLOYEES, DIRECTORS, OFFICERS AND CONSULTANTS.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of independent accountants of the Company recommended by the Audit Committee and selected by the Board of Directors for the current fiscal year is Lazar Levine & Felix LLP. The Board of Directors expects that representatives of Lazar Levine & Felix LLP will be present at the Meeting, have the opportunity to make a statement if they desire to do so, and be expected to be available to respond to appropriate questions.

GENERAL

    The Management of the Company does not know of any matters other than those stated in the Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

    The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and fax.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS,

NOTES AND SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO: MS. REED
E. DUBOW, SECRETARY, WIRELESS TELECOM GROUP, INC., EAST 64 MIDLAND AVENUE, PARAMUS, NEW JERSEY 07652.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

    Stockholder Proposals. Proposals of stockholders intended to be presented at the Company's 2001 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than April 22, 2001, 90 days preceding the one year anniversary of the Mailing Date, (ii) may not exceed 500 words and
(iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

    Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2001Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Securities Exchange Act of 1934, as amended, must notify the Company before June 21, 2001, 30 days preceding the one year anniversary of the Mailing Date, of such intentions. After such date, the Company's proxy in connection with the 2001 Annual Stockholder Meeting may confer discretionary authority on the Board to vote.


                                          By Order of the Board of Directors,

                                          REED E. DUBOW
                                          Secretary

Dated: July 21, 2000

                                                                         ANNEX A

    Resolved that Article Two of the Certificate of Incorporation be amended and read as follows:

        'The aggregate number of Shares that this Corporation shall have authority to issue is Seventy Seven Million (77,000,000) consisting of Seventy Five Million (75,000,000) Shares of Common Stock, par value $.01 per share, and Two Million (2,000,000) Shares of Preferred Stock, par value $.01 per share. The board of directors of this Corporation is expressly authorized to set by its own resolutions preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and liquidation pertaining to the Corporation's Preferred Stock.'

                                                                         ANNEX B



                          WIRELESS TELECOM GROUP, INC.
                             2000 STOCK OPTION PLAN



1. Purpose; Types of Awards: Construction



    The purpose of the Wireless Telecom Group, Inc. 2000 Stock Option Plan (the 'PLAN') is to provide incentives to directors, officers, employees, independent contractors, advisers and consultants of Wireless Telecom Group, Inc. (the 'COMPANY') or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The Plan is intended to permit the Committee (as defined in Section 3 hereof) to issue options totaling 1,500,000 shares of the Company's common stock to directors, officers, employees, independent contractors, advisers and consultants of the Company. The Committee may grant options which shall constitute either 'nonqualified stock options' ('NONQUALIFIED STOCK OPTIONS' or 'NSO') or 'incentive stock options' ('INCENTIVE STOCK OPTIONS' or 'ISO') within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code').



2. Definitions



    As used in this Plan, the following words and phrases shall have the meanings indicated:



        (a) 'Board' shall mean the Board of Directors of the Company.



        (b) 'Common Stock' shall mean shares of common stock, par value $.01 per share, of the Company.



        (c) 'Disability' shall mean the Optionee's incapacity due to physical or mental illness, as a result of which the Optionee shall have been absent from his duties of employment with the Company on a full-time basis for the entire period of three (3) consecutive months, and within thirty (30) days after written notice of termination is given by the Company (which notice may be given within thirty (30) days before or at any time after the end of such three month period) shall not have returned to the performance of such duties on a fulltime basis.



        (d) 'Fair Market Value' per share as of a particular date shall mean the value determined by the Committee in its discretion; provided, however, that in the event that there is a public market for the Common Stock, the fair market value is, if available, (i) the closing price of the Common Stock as of the date of grant as reported (in descending order of priority) on (A) a national securities exchange listing the Common Stock, (B) the NASDAQ Stock Market, (C) a national automated quotation system with daily trading volume in the Common Stock in excess of 10,000 shares, or (D) a regional securities exchange listing the Common Stock, or (ii) the average of the closing bid and asked prices of the Common Stock for the previous five trading days.



        (e) 'Option' or 'Options' shall mean a grant to an Optionee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Nonqualified Stock Options or Incentive Stock Options, as determined by the Committee.



        (f) 'Parent Corporation' shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an

    Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



        (g) 'Subsidiary Corporation' shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



        (h) 'Ten Percent Stockholder' shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.



3. Administration



    (a) The Plan shall be administered by a committee (the 'COMMITTEE') established by the Board, the composition of which shall at all times consist of two (2) or more individuals who are each members of the Board. If no Committee is appointed by the Board, the functions of the Committee shall be carried out by the Board, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the '1934 Act'), the Corporation shall use reasonable efforts to grant, designate or amend any Options hereunder through a committee consisting solely of two or more persons, each of whom shall qualify as (i) a 'Non-Employee Director', as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ('Rule 16b-3') promulgated under the 1934 Act, and (ii) an 'outside director', within the meaning of Section 162(m) of the Code.



    (b) The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by all members of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement (as defined in Section 8) in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.



    (c) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option (the 'OPTION PRICE'); to determine the persons to whom, and the time or times at which awards shall be granted, (such persons are referred to herein as 'OPTIONEES'); to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with awards granted under the Plan; to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the 1934 Act, the Committee may not delegate any of its responsibilities hereunder to any person who is not both a 'Non-Employee Director', as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an 'outside director', within the meaning of Section 162(m) of the Code. The Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.



    (d) The Board shall fill all vacancies, however caused.



    (e) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.



4. Eligibility



    (a) Awards may be granted to directors, officers, employees, independent contractors, advisers and consultants of the Company. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.



    (b) Options designated as ISOs may be granted only to officers and other employees of the Company or any 'subsidiary corporation' as defined in Section 424 of the Code. Non-Qualified Stock Options may be granted to any officer, employee, director, independent contractor, adviser, or consultant of the Company or of any Subsidiary Corporation. Non-Qualified Stock Options may be granted to an individual in connection with the hiring or engagement of the individual prior to the date that the individual first performs services for the Company or any Subsidiary Corporation.



5. Common Stock Subject to the Plan



    (a) The maximum number of shares of Common Stock reserved for the grant of Options shall be 1,500,000. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.



    (b) If any outstanding award under the Plan should, for any reason expire, be canceled or be terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.



    (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

6. Incentive Stock Options



    Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.



    (a) Value of Shares. The aggregate Fair Market Value (determined as of the date that Incentive Stock Options are granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other option plans of the Company and any Parent or Subsidiary Corporation that become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.



    (b) Ten Percent Stockholders. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.



7. Nonqualified Stock Options



    Options granted pursuant to this Section 7 are intended to constitute Non-Qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.



8. Terms and Conditions of Options



    Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Optionee in such form as the Committee shall from time to time approve (the 'OPTION AGREEMENT'), which Option Agreement shall be subject to and set forth the following terms and conditions:



        (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the option relates.



        (b) Type of Option. Each Option Agreement shall specifically state whether the Option constitutes a Non-Qualified Stock Option or an Incentive Stock Option.



        (c) Option Price. The option price or prices of shares of the Company's Common Stock for options designated as Non-Qualified Stock Options shall be as determined by the Committee, but in no event shall the option price be less than the minimum legal consideration required therefor under the laws of the State of New Jersey or the laws of any jurisdiction in which the Company or its successors in interest may be organized. The option price or prices of shares of the Company's Common Stock for ISOs shall be the Fair Market Value of such Common Stock at the time the option is granted as determined by the Committee.



        (d) Method and Time of Payment. Each Option Agreement shall require that the Option Price be paid in full, at the time of exercise of an Option, in cash, by certified or cashier's check.



        (e) Term and Exercisability of Options. Except as otherwise provided in this Section 8 or Section 9 hereof or unless otherwise determined by the Committee and set forth in the Option Agreement, at the discretion of the Committee, options may become exercisable in such number of cumulative installments as the Committee may establish, provided, however, no option may be exercisable until at least six months and one day from the date of grant provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Except as specifically provided in Sections 8(f) and 8(g) hereof, all Options shall expire ten (10) years from the date of grant of such Option (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) or on such earlier date as may be prescribed by the Committee and set forth in the Option Agreement. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided, however, that an Option may not be exercised at any one time as to fewer than 25 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 25).



        (f) Termination of Employment. Except as provided in this Section 8(f) and in Sections 8(e) and (g) hereof, each Option granted hereunder shall expire, to the extent not theretofore exercised, sixty (60) days after the date the Optionee ceases to be employed by the Company or any of its Parent or Subsidiary Corporations (or on such other date as may be prescribed by the Committee and set forth in any Option Agreement).



        (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Parent or Subsidiary Corporation (or within such longer period as the Committee may have provided pursuant to Section 8(f) hereof), or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within six (6) months after the date of death or Disability of the Optionee; provided, however, that the Committee may, in any Option Agreement, extend such period of exercisability. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such option.



        (h) Other Provisions. The Option Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.



9. Effect of Certain Changes



    (a) If there is any change in the shares of Common Stock through the declaration of extraordinary dividends, stock dividends, re-capitalization, stock splits, or combinations or exchanges of such shares, or in the event of a sale of all or substantially all of the assets of the Company (an 'ASSET SALE'), or the merger or consolidation of the Company with or into another corporation (a 'MERGER'), or in the event of other similar transactions, the Committee shall promptly make an appropriate adjustment to the number and class of shares of Common Stock available for awards, to the number of shares covered by outstanding awards after the effective date of such transaction, and, if applicable, to the price thereof; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.



    (b) In the event of the dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off or in the event of other similar transactions, the Committee may provide that:



        (i) the Optionee of any Option shall have the right to exercise such Option; and/or

        (ii) each Option granted under the Plan shall terminate as of a date to be fixed by the Committee, and that not be less than thirty (30) days notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise (to the extent exercisable) with respect to such Option all or any part of the shares of Common Stock covered thereby.



    (c) In the event of an Asset Sale or a Merger, any award then outstanding may be assumed or an equivalent award may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the award or to substitute an equivalent award, the Board may, in lieu of such assumption or substitution, provide for the realization of such outstanding award in the manner set forth in subsections 9(b)(i) or 9(b)(ii) above.



    (d) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.



    (e) Except as hereinbefore expressly provided in this Section 9, the Optionee of an award hereunder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, Merger or spin-off of assets or stock of another company; and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. The grant of an award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.



10. Period During Which Options May Be Granted



    Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.



11. Nontransferability of Awards



    The right of any Optionee to exercise any option granted to him or her shall not be assignable or transferable by such Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order, and any such option shall be exercisable during the lifetime of such Optionee only by him; provided, however, that the Committee may permit the further transferability on a general or specific basis and may impose conditions and limitations on any permitted transferee. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the Optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to Non-Qualified Stock Options, trustee process or similar process, whether legal or equitable, upon such option.

12. Beneficiary



    An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.



13. Agreement by Optionee Regarding Withholding Taxes



    If the Committee shall so require, as a condition of exercise of an Option granted hereunder, each Optionee shall agree that no later than the date of exercise, the Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option. To the extent provided in the applicable Option Agreement, such payment may be made by the Optionee with shares of Common Stock (whether previously owned by, or issuable upon the exercise of an Option awarded to, such Optionee) having a Fair Market Value equal to the amount of such taxes. Alternatively, the Committee may provide that an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of an Option from any payment of any kind due to the Optionee.



14. Rights as a Stockholder



    An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.



15. No Rights to Employment



    Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.



16. Approval of Stockholders



    The Plan, and any grants of Options thereunder, shall be subject to approval by the holder(s) of a majority of the issued and outstanding shares of the Company's capital stock which are entitled to vote on the subject matter thereof and are present in person or represented by proxy at a duly-called meeting of the stockholders of the Company which approval must occur within one year after the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not approve the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then, upon such event, this Plan and all rights hereunder or under any Option Agreement entered into in connection herewith shall immediately terminate and no Optionee (or any permitted transferee thereof) shall have any remaining rights under the Plan.

17. Amendment and Termination of the Plan



    The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which awards may be granted under the Plan or materially increase the benefits accruing to Optionees under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 9 hereof shall not require such approval. Except as provided in Section 9 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, without the express written consent of the Optionee.



18. Compliance with Section 16(b)



    In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934.



19. Restrictions on Issue of Shares



    (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares of Common Stock covered by the exercise of an option and the delivery of a certificate for such shares of Common Stock until the delivery or distribution of any shares of Common Stock issued under this Plan complies with all applicable laws (including without limitation, the Securities Act of 1933, as amended), and with the applicable rules of any stock exchange upon which the shares of Common Stock of the Company are listed or traded.



    (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with all applicable legal and regulatory requirements within a reasonable time, except that the Company shall be under no obligation to qualify shares of Common Stock or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares of Common Stock in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.



20. Loans



    The Company may make loans to Optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

21. Modification of Outstanding Options



    The Committee may authorize the amendment of any outstanding option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.



22. Reservation of Stock



    The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.



23. Limitation of Rights in the Option Shares



    Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention:
President, and, if to an Optionee, to the address as appearing on the records of the Company.



24. Governing Law



    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.



25. Effective Date and Duration of the Plan



    This Plan shall, subject to Section 16 hereof, be effective as of June 6, 2000, the date of its adoption by the Board of Directors, and shall terminate on the later of (a) the tenth anniversary of the date so determined or (b) the last expiration of awards granted hereunder.

                                  APPENDIX 1

                                                                           PROXY

                          WIRELESS TELECOM GROUP, INC.
               EAST 64 MIDLAND AVENUE, PARAMUS, NEW JERSEY 07652
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Messrs. Edward J. Garcia and Demir Richard Eden as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Wireless Telecom Group, Inc. held of record by the undersigned on July 10, 2000, at the Annual Meeting of Stockholders to be held on Friday, August 25, 2000 or any adjournment thereof.

1. Election of each EDWARD J. GARCIA, JOHN WILCHEK, DEMIR RICHARD EDEN, FRANKLIN
   H. BLECHER and HENRY L. BACHMAN as directors,

   FOR all five nominees listed (except as marked to the contrary
   above) [ ]                       WITHHOLD AUTHORITY [ ]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE NOMINEES STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

  ------------------------------------------------------------------------------

2. Approval of the Amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock for issuance by the Company from 30 million to 75 million

                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. Approval of the Company's 2000 Stock Option Plan

                       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 3.

    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                              Dated: _____________________, 2000

                                              Signature: _______________________

                                              Signature if held jointly: _______

                                              WHEN SIGNING AS ATTORNEY, AS
                                              EXECUTOR, AS ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE GIVE
                                              FULL TITLE AS SUCH. IF A
                                              CORPORATION, PLEASE SIGN IN FULL
                                              CORPORATE NAME BY PRESIDENT OR
                                              OTHER AUTHORIZED OFFICER. IF A
                                              PARTNERSHIP, PLEASE SIGN IN
                                              PARTNERSHIP NAME BY AUTHORIZED
                                              PERSON.